UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2026

Ondas Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Following an extensive evaluation process, on January 17, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of Ondas Inc. (the “Company”) approved the dismissal of Rosenberg Rich Baker Berman, P.A. (“RRBB”) as the Company’s independent registered public accounting firm effective upon completion by RRBB of its audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2025 and the filing of the Company’s 2025 Annual Report on Form 10-K (the “Effective Date”). On January 20, 2026, the Audit Committee notified RRBB of the dismissal as of the Effective Date.

RRBB’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2024 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2023 and December 31, 2024, and the subsequent interim periods through the date of this report, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and RRBB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to RRBB’s satisfaction, would have caused RRBB to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that RRBB furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of RRBB’s letter, dated January 20, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Following an extensive evaluation process, on January 17, 2026, the Audit Committee approved the engagement of BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026. On January 20, 2026, the Audit Committee entered into an engagement letter with BDO for BDO to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

During the fiscal years ended December 31, 2023 and December 31, 2024 and the subsequent interim period through the date of this report, neither the Company nor anyone acting on its behalf has consulted with BDO regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Rosenberg Rich Baker Berman, P.A. dated January 20, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2026	ONDAS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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